EXHIBIT 23.1
             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

      As independent certified public accountants, we hereby consent to the incorporation by reference in the following registration statements of our report dated January 12, 2006 (and dated February 28, 2006 with regards to certain identified matters) included in Onstream Media's Corporation's Form 10-KSB/A for the year ended September 30, 2005.

      * Registration statement on Form S-8, SEC file number 333-63822, as filed with the Securities and Exchange Commission on June 25, 2001,

      * Registration statement on Form S-3, SEC file number 333-63792, as declared effective by the Securities and Exchange Commission on July 2, 2001,

      * Registration statement on Form S-8, SEC file number 333-64588, as filed with the Securities and Exchange Commission on July 3, 2001,

      * Registration statement on Form S-3, SEC file number 333-71308, as declared effective by the Securities and Exchange Commission on November 14, 2001,

      * Registration statement on Form S-3, SEC file number 333-89042, as declared effective by the Securities and Exchange Commission on June 7, 2002,

      * Registration statement on Form S-3, SEC file number 333-18819, as declared effective by the Securities and Exchange Commission on July 30, 2002,

      * Registration statement on Form S-3, SEC file number 333-92064, as declared effective by the Securities and Exchange Commission on August 21, 2002,

      * Registration statement on Form S-3, SEC file number 333-104588, as declared effective by the Securities and Exchange Commission on May 2, 2003,

      * Registration statement on Form S-3, SEC file number 333-106516, as declared effective by the Securities and Exchange Commission on September 2, 2003,

      * Registration statement on Form S-3, SEC file number 333-110142, as declared effective by the Securities and Exchange Commission on November 12, 2003, and

      * Registration statement on Form S-3, SEC file number 333-124002, as declared effective by the Securities and Exchange Commission on June 29, 2005.


/s/ Goldstein Lewin & Co.

GOLDSTEIN LEWIN & CO.
Certified Public Accountants


Boca Raton, Florida,
February 28, 2006